UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-05643

                          ACM MANAGED INCOME FUND, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                    Date of fiscal year end: August 31, 2004

                    Date of reporting period: August 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.



[LOGO] AllianceBernstein(SM)
       Investment Research and Management


ACM Managed Income Fund



                                   Closed End

                                                  Annual Report--August 31, 2004

    Investment Products Offered
===================================
      o Are Not FDIC Insured
      o May Lose Value
      o Are Not Bank Guaranteed
===================================

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "Proxy voting policies" link or "Proxy voting records" link on the left side of the page), or go to the Securities and Exchange Commission's, (The "Commission") web site at www.sec.gov, or call Alliance Capital at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

October 25, 2004

Annual Report
This report provides management's discussion of fund performance for ACM Managed Income Fund (the "Fund") for the annual reporting period ended August 31, 2004.

Investment Objectives and Policies
This closed-end fund is designed to provide investors with a high level of total return by seeking both high current income and capital appreciation. The Fund invests at least 50% of its total assets in U.S. Government Securities and repurchase agreements pertaining to U.S. Government Securities including certain securities not backed by the full faith and credit of the U.S. Government. A significant portion (which may be up to 50% of the Fund's total assets) of the Fund's portfolio may be invested in lower-rated securities, including securities rated Ba, B, or Caa by Moody's Investors Service, or BB, B, or CCC by Standard & Poor's Ratings Services or in comparable non-rated securities. In addition, the Fund may utilize certain other investment techniques, including investing in options and futures contracts. For more information regarding the Fund's risks, please see the "Word About Risk" section on page 3 and Note G--Risks Involved in Investing in the Fund of the Notes to Financial Statements on page 24.

Investment Results
The table on page 4 shows the Fund's performance compared to its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, for the six- and 12-month periods ended August 31, 2004.

For the 12-month period ended August 31, 2004, the Fund outperformed its benchmark, the LB U.S. Aggregate Index. For the six-month period ended August 31, 2004, the Fund underperformed the LB U.S. Aggregate Index.

For the 12-month period under review, the Fund's high yield holdings were the primary contributor to outperformance relative to the Index. The high yield market posted strong returns, outpacing the traditional investment-grade fixed income sectors held within the Index. The Fund's outperformance relative to the Index was generated within the first five months of the annual reporting period, as the high yield sector was fueled by faster economic growth, improving corporate liquidity, access to capital and investor willingness to take on additional risk. The Fund's performance within the high yield allocation was dampened modestly, however, by its specific industry selection. The Fund's finance, cable and media holdings contributed positively to performance. However, the Fund's overweight position in the wireless sector and underweight position in utilities detracted from performance.

For the six-month period ended August 31, 2004, the Fund modestly underperformed the Index. Security selection within its high yield allocation dampened returns as did the Fund's Treasury securities, which underperformed the broader LB U.S. Aggregate Index.

Market Review and Investment Strategy
In the first half of the annual period under review, the U.S. economy gained momentum with stronger growth and improved corporate profits. Improved balance sheets and access to capital led



--------------------------------------------------------------------------------
                                                     ACM Managed Income Fund o 1
to strong returns within the high yield sector. Yield-seeking investors in the low-rate environment helped to drive high yield prices up, despite near-record issuance. Following strong high yield performance in 2003, fixed income securities generally posted weaker returns in 2004, as a recovering economy as well as impending interest rate hikes weighed on the market. For the annual period under review, the high yield market posted a strong return of 13.1%, as measured by the LB High Yield Index. Outperforming industries within the LB High Yield Index included metals/mining at 20.9%, consumer at 19.9%, utilities at 18.7% and automotive at 17.6%. Underperforming industries within the LB High Yield Index included airlines at -0.7%, environment at 8.4% and telecommunications at 9.6%. Credit quality continued to improve, resulting in declining default rates and more favorable upgrade/downgrade ratios. The Treasury market posted an overall modest return of 5.4%, as Treasury prices reflected mixed economic news throughout the reporting period. In April, the Treasury market sold off sharply in response to strong payroll employment data. Subsequently, the Treasury market rebounded somewhat as the U.S. economy experienced a mid-year slowdown.

As spread dispersion among high yield industries narrowed during the period, our strategy turned more toward specific issuer selection and diversifying the Fund's holdings across industry sectors. We focused on identifying sectors with positive fundamental/valuation outlooks and avoided those sectors with deteriorating credit trends or limited upside potential. We also maintained an underweight position in industries with lower spread levels that would be more negatively impacted by a rising interest rate environment. One of the Fund's largest industry overweight positions during the period continued to be wireless communications. Within the wireless sector, we were focused on rural growth providers that, in our view, had the following characteristics: those that had fewer competitive restraints, that would be less affected by the implementation of number portability and that had improved balance sheets from recent capital-market transactions. Additionally, we continued to underweight the utilities industry due to sustained margin pressure and generally weak fundamentals. We implemented a conservative approach in the Fund's utilities holdings, investing only in issues that we believed exhibited good asset protection and sufficient financial liquidity. According to the Fund's mandate, we continued to maintain the Fund's core Treasury holdings.

In Memory
It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of ACM Managed Income Fund. Mr. Michel served the interests of the Fund's shareholders for the last 16 years. His hard work, dedication and contributions to the Fund will be greatly missed.


--------------------------------------------------------------------------------
2 o ACM Managed Income Fund

HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance
The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Managed Income Fund Shareholder Information
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. For additional shareholder information regarding this Fund, please see page 40.

Benchmark Disclosure
The unmanaged Lehman Brothers (LB) U.S. Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities and commercial mortgage-backed securities. Investors cannot invest directly in an index, and its results are not indicative of any particular investment, including the Fund.

A Word About Risk
Price fluctuations in the Fund's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Treasury securities provide fixed rates of return as well as principal guarantees if held to maturity. The Fund's investments in foreign securities are subject to risks not associated with investing in U.S. government securities, such as the risk of adverse changes in currency exchange rates, exchange control regulations and the application of foreign tax laws. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from and in certain cases, greater than, the risks presented by more traditional investments.

The issuance of the Fund's preferred stock results in leveraging of the Common Stock, an investment technique usually considered speculative. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock, and fluctuations in the dividend rates on the preferred stock will affect the return to holders of Common Stock. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the market value of the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.


(Historical Performance continued on next page)
--------------------------------------------------------------------------------
                                                     ACM Managed Income Fund o 3

HISTORICAL PERFORMANCE
(continued from previous page)




                                     ===========================================
 THE FUND VS. ITS BENCHMARK                           Returns
 PERIODS ENDED AUGUST 31, 2004       ===========================================
                                              6 Months         12 Months
--------------------------------------------------------------------------------
  ACM Managed Income Fund (NAV)                 1.01%            10.88%
--------------------------------------------------------------------------------
  Lehman Brothers U.S. Aggregate Index          1.15%             6.13%
--------------------------------------------------------------------------------


The Fund's Market Price per share on August 31, 2004 was $4.03. For additional Financial Highlights, please see page 29.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
8/31/94 TO 8/31/04


         ACM Managed Income Fund (NAV)      Lehman Brothers U.S. Aggregate Index
8/31/94              $10,000                                 $10,000
8/31/95              $11,641                                 $11,130
8/31/96              $13,142                                 $11,587
8/31/97              $15,820                                 $12,746
8/31/98              $17,202                                 $14,093
8/31/99              $14,287                                 $14,206
8/31/00              $14,144                                 $15,280
8/31/01              $13,999                                 $17,167
8/31/02              $13,578                                 $18,560
8/31/03              $15,571                                 $19,369
8/31/04              $17,266                                 $20,556



Lehman Brothers U.S. Aggregate Index: $20,556
ACM Managed Income Fund (NAV): $17,266

This chart illustrates the total value of an assumed $10,000 investment in ACM Managed Income Fund at net asset value (NAV) (from 8/31/94 to 8/31/04) as compared to the performance of the Fund's benchmark.


--------------------------------------------------------------------------------
4 o ACM Managed Income Fund

PORTFOLIO SUMMARY
August 31, 2004

PORTFOLIO STATISTICS
Net Assets Applicable to Common Shareholders ($mil): $104.8


SECURITY TYPE*
  55.3% U.S. Government Obligations
  42.1% Corporate Obligations
   0.7% Yankee Obligations                     [PIE GRAPH OMITTED]
   0.5% Preferred Stock

   1.4% Short-Term



* All data is as of August 31, 2004. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.

--------------------------------------------------------------------------------
                                                     ACM Managed Income Fund o 5

PORTFOLIO OF INVESTMENTS
August 31, 2004

                                 Moody's       Principal
                                Investor          Amount
                                 Rating+           (000)      U.S. $ Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS-102.0%
U.S. Treasury Bonds-102.0%
   1.625%, 1/31/05................   Aaa         $23,000   $    23,001,817
   5.375%, 2/15/31................   Aaa           8,000         8,517,504
   8.125%, 8/15/19................   Aaa          19,400        26,518,151
   10.75%, 8/15/05................   Aaa          17,825        19,304,618
   11.25%, 2/15/15................   Aaa           7,825        12,464,982
   12.00%, 8/15/13................   Aaa          12,750        16,945,553
                                                           ---------------
Total U.S. Government Obligations
   (cost $105,986,214)............                             106,752,625
                                                           ---------------
CORPORATE OBLIGATIONS-77.3%
Aerospace & Defense-1.3%
DRS Technologies, Inc.
   6.875%, 11/01/13...............   B2              210           216,300
Dunlop Standard Aerospace
   Holdings PLC
   11.875%, 5/15/09(a)............   B3              247           261,820
K & F Industries, Inc.
   9.625%, 12/15/10...............   B3              200           221,500
Sequa Corp.
   9.00%, 8/01/09.................   B1              145           158,775
TD Funding Corp.
   8.375%, 7/15/11................   B3              470           497,025
                                                           ---------------
                                                                 1,355,420
                                                           ---------------
Air Transportation-0.6%
American Trans Air, Inc.
   6.99%, 4/15/16(a)..............   Ba2             472           353,873
Continental Airlines, Inc.
   9.558%, 9/01/19................   Ba2             279           279,184
                                                           ---------------
                                                                   633,057
                                                           ---------------
Automotive-2.3%
Dana Corp.
   10.125%, 3/15/10...............   Ba3             525           601,125
Dura Operating Corp.
   Series B
   9.00%, 5/01/09.................   B2              440           435,600
HLI Operating, Inc.
   10.50%, 6/15/10................   B1              286           326,040
Keystone Automotive Operations, Inc.
   9.75%, 11/01/13................   B3              359           386,823
TRW Automotive, Inc.
   9.375%, 2/15/13................   B1              140           161,350
   11.00%, 2/15/13................   B2              175           211,750


--------------------------------------------------------------------------------
6 o ACM Managed Income Fund

                                 Moody's       Principal
                                Investor          Amount
                                 Rating+           (000)      U.S. $ Value
--------------------------------------------------------------------------------
United Auto Group, Inc.
   9.625%, 3/15/12................   B3            $ 240   $       266,400
                                                           ---------------
                                                                 2,389,088
                                                           ---------------
Broadcasting & Media-2.1%
Albritton Communications Co.
   7.75%, 12/15/12................   B3              320           325,600
Corus Entertainment, Inc.
   8.75%, 3/01/12.................   B1              325           355,062
Emmis Communications Corp.
   6.875%, 5/15/12................   B2              295           295,841
PRIMEDIA, Inc.
   8.00%, 5/15/13(a)..............   B3               70            64,925
   8.875%, 5/15/11................   B3              350           343,000
Radio One, Inc.
   8.875%, 7/01/11................   B2              140           155,225
Sinclair Broadcast Group, Inc.
   8.00%, 3/15/12.................   B2              290           299,425
   8.75%, 12/15/11................   B2              155           167,594
Young Broadcasting, Inc.
   8.50%, 12/15/08................   B2              215           229,244
                                                           ---------------
                                                                 2,235,916
                                                           ---------------
Building & Real Estate-3.5%
Associated Materials
   11.25%, 3/01/14(a)(b)..........   Caa1            835           590,762
Dayton Superior Corp.
   10.75%, 9/15/08................   B3              175           186,375
D.R. Horton, Inc.
   6.875%, 5/01/13................   Ba1             330           354,750
KB HOME
   7.75%, 2/01/10.................   Ba2             215           231,663
LNR Property Corp.
   7.25%, 10/15/13................   Ba3             475           496,375
   7.625%, 7/15/13................   Ba3              70            74,200
Meritage Corp.
   9.75%, 6/01/11.................   Ba3             510           568,650
Nortek, Inc.
   8.50%, 9/01/14(a)..............   B3              305           317,962
Schuler Homes, Inc.
   10.50%, 7/15/11................   Ba2             405           464,738
William Lyon Homes, Inc.
   10.75%, 4/01/13................   B2              315           360,675
                                                           ---------------
                                                                 3,646,150
                                                           ---------------
Cable-4.4%
Cablevision Systems Corp.
   8.00%, 4/15/12(a)..............   B3              860           881,500
Charter Communications Operations,
   LLC
   8.00%, 4/30/12(a)..............   B2            1,270         1,260,475


--------------------------------------------------------------------------------
                                                     ACM Managed Income Fund o 7

                                 Moody's       Principal
                                Investor          Amount
                                 Rating+           (000)      U.S. $ Value
--------------------------------------------------------------------------
CSC Holdings, Inc.
   6.75%, 4/15/12(a)..............   B1            $ 750   $       746,250
   7.625%, 7/15/18................   B1              445           447,225
DirectTV Holdings LLC
   8.375%, 3/15/13................   B1              230           261,625
Echostar DBS Corp.
   6.375%, 10/01/11...............   Ba3             620           621,550
Insight Midwest LP
   9.75%, 10/01/09................   B2              420           441,000
                                                           ---------------
                                                                 4,659,625
                                                           ---------------
Chemicals-1.9%
Equistar Chemical Funding LP
   10.125%, 9/01/08...............   B2              555           617,437
   10.625%, 5/01/11...............   B2              100           112,500
Huntsman Advanced Materials LLC
   11.00%, 7/15/10(a).............   B2              285           324,900
Huntsman International LLC
   9.875%, 3/01/09................   B3              215           232,200
Resolution Performance Products LLC
   9.50%, 4/15/10.................   B3              190           197,600
Westlake Chemical Corp.
   8.75%, 7/15/11.................   Ba3             435           483,938
                                                           ---------------
                                                                 1,968,575
                                                           ---------------
Communications - Fixed-3.2%
Eircom Funding
   8.25%, 8/15/13                    B1              230           248,400
FairPoint Communications, Inc.
   11.875%, 3/01/10...............   B3              330           376,200
Qwest Communications
International, Inc.
   7.50%, 2/15/14(a)..............   B3              200           178,000
Qwest Corp.
   9.125%, 3/15/12(a).............   Ba3           1,575         1,689,188
Time Warner Telecom Holdings
   9.25%, 2/15/14.................   B2              880           858,000
                                                           ---------------
                                                                 3,349,788
                                                           ---------------
Communications - Mobile-3.6%
Inmarsat Finance PLC
   7.625%, 6/30/12(a).............   B2              505           494,900
Iridium LLC Capital Corp.
Series B
   14.00%, 7/15/05(c).............   NR            3,000           270,000
Nextel Communications, Inc.
   6.875%, 10/31/13...............   Ba3             460           464,600
   7.375%, 8/01/15................   Ba3             625           653,125
   9.375%, 11/15/09...............   Ba3             410           434,600
PanAmSat Corp.
   9.00%, 8/15/14(a)..............   B1              425           443,063


--------------------------------------------------------------------------------
8 o ACM Managed Income Fund

                                 Moody's       Principal
                                Investor          Amount
                                 Rating+           (000)      U.S. $ Value
--------------------------------------------------------------------------
Rural Cellular Corp.
   8.25%, 3/15/12(a)..............   B2            $ 230   $       234,025
TeleCorp PCS, Inc.
   10.625%, 7/15/10...............   Baa2            179           200,298
Tritel PCS, Inc.
   10.375%, 1/15/11...............   Baa2            255           293,122
Triton PCS Holdings, Inc.
   8.75%, 11/15/11................   B3              460           313,950
                                                           ---------------
                                                                 3,801,683
                                                           ---------------
Consumer Manufacturing-2.1%
Broder Brothers Co.
   11.25%, 10/15/10...............   B3              485           480,150
Jostens, Inc.
   12.75%, 5/01/10................   B3              710           804,962
K2, Inc.
   7.375%, 7/01/14(a).............   Ba3             325           336,375
Playtex Products, Inc.
   8.00%, 3/01/11(a)..............   B2              310           323,175
St. John Knits International, Inc.
   12.50%, 7/01/09................   B3              230           246,100
                                                           ---------------
                                                                 2,190,762
                                                           ---------------
Containers-1.0%
Crown Euro Holdings S.A.
   9.50%, 3/01/11.................   B1              445           493,950
Greif Bros. Corp.
   8.875%, 8/01/12................   B2              295           324,500
Vitro Envases Norteamrca
   10.75%, 7/23/11(a).............   B2              265           257,050
                                                           ---------------
                                                                 1,075,500
                                                           ---------------
Energy-2.8%
Belden & Blake Corp.
   8.75%, 7/15/12(a)..............   B3              310           323,175
Chesapeake Energy Corp.
   9.00%, 8/15/12.................   Ba3             190           216,600
Frontier Oil Corp.
   11.75%, 11/15/09...............   B2              280           303,800
Grant Prideco, Inc.
   9.00%, 12/15/09................   Ba3             405           449,550
Hilcorp Energy
   10.50%, 9/01/10(a).............   B3              745           825,087
North American Energy Partners
   8.75%, 12/01/11(a).............   B2              105            97,125
Premco Refining Group, Inc.
   9.50%, 2/01/13.................   Ba3             190           221,825
Pride Int'l., Inc.
   7.375%, 7/15/14(a).............   Ba2             360           383,400
Universal Compression, Inc.
   7.25%, 5/15/10.................   B1              135           140,400
                                                           ---------------
                                                                 2,960,962
                                                           ---------------


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 9

                                 Moody's       Principal
                                Investor          Amount
                                 Rating+           (000)      U.S. $ Value
--------------------------------------------------------------------------
Entertainment & Leisure-1.9%
Gaylord Entertainment Co.
   8.00%, 11/15/13................   B3            $ 300   $       311,250
NCL Corp.
   10.625%, 7/15/14(a)............   B2              615           633,450
Royal Caribbean Cruises
   8.00%, 5/15/10.................   Ba2              40            44,450
   8.75%, 2/02/11.................   Ba2             485           558,356
Universal City Development
   11.75%, 4/01/10................   B2              400           464,000
                                                           ---------------
                                                                 2,011,506
                                                           ---------------
Financial-3.0%
Crum & Forster Holdings Corp.
   10.375%, 6/15/13...............   Ba3             215           235,425
iStar Financial, Inc.
   6.00%, 12/15/10................   Ba1             320           330,325
   7.00%, 3/15/08.................   Ba1             185           198,594
Markel Capital Trust I
   Series B
   8.71%, 1/01/46(d)..............   Ba1             505           523,937
PXRE Capital Trust I
   8.85%, 2/01/27.................   Ba2             720           734,400
Western Financial Bank
   9.625%, 5/15/12................   B1              460           506,000
Williams Scotsman, Inc.
   9.875%, 6/01/07................   B3              660           650,100
                                                           ---------------
                                                                 3,178,781
                                                           ---------------
Food & Beverages-2.1%
Del Monte Food Co.
   9.25%, 5/15/11.................   B2              290           321,900
DIMON, Inc.
   Series B
   7.75%, 6/01/13.................   Ba3             105            97,913
   9.625%, 10/15/11...............   Ba3             385           397,513
Dole Food Company, Inc.
   8.625%, 5/01/09................   B2              275           292,875
   8.875%, 3/15/11................   B2              115           123,050
Merisant Co.
   9.50%, 7/15/13(a)..............   B3              315           315,000
North Atlantic Trading Co.
   9.25%, 3/01/12.................   B2              240           234,000
Swift & Co.
   10.125%, 10/01/09..............   B1              355           391,388
                                                           ---------------
                                                                 2,173,639
                                                           ---------------
Gaming-4.9%
Ameristar Casinos, Inc.
   10.75%, 2/15/09................   B2              250           281,875
Argosy Gaming Co.
   9.00%, 9/01/11.................   Ba3             260           289,900


--------------------------------------------------------------------------------
10 o ACM Managed Income Fund

                                 Moody's       Principal
                                Investor          Amount
                                 Rating+           (000)      U.S. $ Value
--------------------------------------------------------------------------
Boyd Gaming Corp.
   7.75%, 12/15/12................   B1            $ 295   $       311,594
Harrah's Operating Company, Inc.
   7.875%, 12/15/05...............   Ba1             160           170,000
Mandalay Resort Group
   10.25%, 8/01/07................   Ba3             620           695,175
MGM Mirage Inc.
   8.375%, 2/01/11................   Ba2             515           558,775
Mohegan Tribal Gaming Authority
   6.375%, 7/15/09................   Ba3             170           172,975
   7.125%, 8/15/14(a).............   Ba3             430           441,825
Park Place Entertainment
   7.875%, 3/15/10................   Ba2             350           388,500
Riviera Holdings Corp.
   11.00%, 6/15/10................   B2              315           343,350
Seneca Gaming Corp.
   7.25%, 5/01/12(a)..............   B2              685           697,844
Turning Stone Casino
   Resort Enterprise
   9.125%, 12/15/10(a)............   B1              290           309,213
Venetian Casino Resort, LLC
   11.00%, 6/15/10................   B2              390           444,113
                                                           ---------------
                                                                 5,105,139
                                                           ---------------
Healthcare-4.7%
Alliance Imaging, Inc.
   10.375%, 4/15/11............
Amerisource Bergen Corp.
   8.125%, 9/01/08................   Ba3              70            76,825
Concentra Operating Corp.
   9.125%, 6/01/12(a).............   B3              155           166,431
   9.50%, 8/15/10.................   B3              140           151,200
Extendicare Health Services
   9.50%, 7/01/10.................   B1              365           407,887
Genesis HealthCare Corp.
   8.00%, 10/15/13................   B3              315           336,263
Hanger Orthopedic Group, Inc.
   10.375%, 2/15/09...............   B3              605           562,650
Iasis Healthcare Corp.
   8.75%, 6/15/14(a)..............   B3              440           462,000
PacifiCare Health Systems, Inc.
   10.75%, 6/01/09................   Ba3             348           403,680
Select Medical Corp.
   7.50%, 8/01/13.................   B2              620           646,350
Tenet Healthcare Corp.
   7.375%, 2/01/13................   B3              295           272,875
Triad Hospitals, Inc.
   7.00%, 11/15/13................   B3              490           493,063
Universal Hospital Services, Inc.
   10.125%, 11/01/11..............   B3              420           426,300
                                                           ---------------
                                                                 4,898,874
                                                           ---------------


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 11

                                 Moody's       Principal
                                Investor          Amount
                                 Rating+           (000)      U.S. $ Value
--------------------------------------------------------------------------
Hotels & Lodging-3.0%
Corrections Corp of America
   7.50%, 5/01/11.................   B1             $ 35   $        36,837
   9.875%, 5/01/09................   B1              295           329,294
Felcor Lodging LP
   10.00%, 9/15/08................   B1               39            40,999
Host Marriott LP
   9.25%, 10/01/07................   Ba3             205           229,087
   9.50%, 1/15/07.................   Ba3             350           390,250
Intrawest Corp.
   7.50%, 10/15/13................   B1              190           192,850
   10.50%, 2/01/10................   B1              370           398,212
La Quinta Properties, Inc.
   8.875%, 3/15/11................   Ba3             415           460,650
Starwood Hotels & Resorts
   Worldwide, Inc.
   7.875%, 5/01/12................   Ba1             380           425,600
Sun International Hotels
   8.875%, 8/15/11................   B2              285           312,788
Vail Resorts, Inc.
   6.75%, 2/15/14.................   B2              350           345,625
                                                           ---------------
                                                                 3,162,192
                                                           ---------------
Index-3.9%
Dow Jones CDX HY
   7.75%, 12/29/09(a).............   B3            4,052         4,067,195
                                                           ---------------
Industrial-4.2%
AMSTED Industries, Inc.
   10.25%, 10/15/11(a)............   B3              465           502,200
Case New Holland, Inc.
   9.25%, 8/01/11(a)..............   Ba3             645           712,725
FastenTech, Inc.
   11.50%, 5/01/11(a).............   B3              350           391,125
FIMEP S.A.
   10.50%, 2/15/13................   B1              320           369,600
Flowserve Corp.
   12.25%, 8/15/10................   B2              429           489,060
H & E Equipment/Finance
   11.125%, 6/15/12...............   B3              500           510,000
NMHG Holding Co.
   10.00%, 5/15/09................   B3              135           148,500
SPX Corp.
   7.50%, 1/01/13.................   Ba3             140           146,300
Terex Corp.
   10.375%, 4/01/11...............   B3              215           242,413
TriMas Corp.
   9.875%, 6/15/12................   B3              410           434,600
Trinity Industries, Inc.
   6.50%, 3/15/14(a)..............   Ba3             510           489,600
                                                           ---------------
                                                                 4,436,123
                                                           ---------------


--------------------------------------------------------------------------------
12 o ACM Managed Income Fund

                                 Moody's       Principal
                                Investor          Amount
                                 Rating+           (000)      U.S. $ Value
--------------------------------------------------------------------------
Metal & Mining-1.6%
AK Steel Corp.
   7.875%, 2/15/09................   B3            $ 345   $       332,925
Freeport-McMoran
   Copper & Gold, Inc.
   10.125%, 2/01/10...............   B2              385           432,162
International Steel Group, Inc.
   6.50%, 4/15/14(a)..............   Ba3             391           377,315
Peabody Energy Corp.
   6.875%, 3/15/13................   Ba3             210           221,550
Russel Metals, Inc.
   6.375%, 3/01/14................   Ba3             330           315,975
                                                           ---------------
                                                                 1,679,927
                                                           ---------------
Paper & Packaging-3.9%
Berry Plastics Corp.
   10.75%, 7/15/12................   B3              430           481,600
Georgia-Pacific Corp.
   9.375%, 2/01/13................   Ba2             510           600,525
Graphic Packaging Int'l Corp.
   9.50%, 8/15/13.................   B3              650           728,000
MDP Acquisitions PLC
   9.625%, 10/01/12...............   B3              430           483,750
Owens-Brockway Glass Container, Inc.
   8.875%, 2/15/09................   B2              680           739,500
Pliant Corp.
   11.125%, 9/01/09...............   B3              505           541,612
Stone Container Corp.
   9.25%, 2/01/08.................   B2              300           336,750
   9.75%, 2/01/11.................   B2              150           168,000
                                                           ---------------
                                                                 4,079,737
                                                           ---------------
Publishing-2.2%
American Media, Inc.
   8.875%, 1/15/11................   B2              120           121,800
   10.25%, 5/01/09................   B2              360           377,550
Dex Media East LLC
   9.875%, 11/15/09...............   B1              130           149,500
   12.125%,11/15/12...............   B2              227           279,778
Dex Media West LLC
   8.50%, 8/15/10.................   B1              160           180,200
   9.875%, 8/15/13................   B2              571           656,650
PEI Holdings, Inc.
   11.00%, 3/15/10................   B1              170           197,200
RH Donnelley, Inc.
   10.875%, 12/15/12(a)...........   B2              290           342,925
                                                           ---------------
                                                                 2,305,603
                                                           ---------------
Restaurants-0.2%
Domino's, Inc.
   8.25%, 7/01/11.................   B2              252           269,640
                                                           ---------------


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 13

                                 Moody's       Principal
                                Investor          Amount
                                 Rating+           (000)      U.S. $ Value
--------------------------------------------------------------------------
Retail-0.6%
J.C. Penney Corporation, Inc.
   8.00%, 3/01/10.................   Ba3           $ 315   $       355,162
Petro Stopping Centers
   9.00%, 2/15/12.................   B3              237           246,480
                                                           ---------------
                                                                   601,642
                                                           ---------------
Service-2.3%
Allied Waste North America
   8.50%, 12/01/08................   Ba3              50            54,875
   8.875%, 4/01/08................   Ba3             565           620,087
Iron Mountain, Inc.
   7.75%, 1/15/15.................   B3              100           104,000
   8.625%, 4/01/13................   B3              400           432,000
National Waterworks, Inc.
   10.50%, 12/01/12...............   B3              260           293,800
Service Corp. International
   7.70%, 4/15/09.................   B1              455           483,438
United Rentals North America, Inc.
   6.50%, 2/15/12.................   B1              478           454,100
                                                           ---------------
                                                                 2,442,300
                                                           ---------------
Supermarket & Drugstore-2.4%
Couche-Tard, Inc.
   7.50%, 12/15/13................   Ba3             292           308,060
Pathmark Stores, Inc.
   8.75%, 2/01/12.................   B3              600           603,000
Rite Aid Corp.
   9.50%, 2/15/11.................   B2              665           731,500
Roundy's, Inc.
   8.875%, 6/15/12................   B2              275           292,187
Stater Bros. Holdings, Inc.
   8.125%, 6/15/12(a).............   B1              530           551,200
                                                           ---------------
                                                                 2,485,947
                                                           ---------------
Technology-2.7%
Amkor Technologies, Inc.
   7.75%, 5/15/13.................   B1              555           466,200
Celestica, Inc.
   7.875%, 7/01/11................   Ba3             585           612,056
Fairchild Semiconductor
   10.50%, 2/01/09................   B2              530           572,400
Flextronics International, Ltd.
   6.50%, 5/15/13.................   Ba2             415           415,000
ON Semiconductor Corp.
   12.00%, 3/15/10................   B3              536           616,400
Unisys Corp.
   7.875%, 4/01/08................   Ba1             210           214,725
                                                           ---------------
                                                                 2,896,781
                                                           ---------------
Transportation-0.2%
Horizon Lines, LLC
   9.00%, 11/01/12(a).............   B3              180           189,000
                                                           ---------------


--------------------------------------------------------------------------------
14 o ACM Managed Income Fund

                                               Shares or
                                 Moody's       Principal
                                Investor          Amount
                                 Rating+           (000)      U.S. $ Value
--------------------------------------------------------------------------
Utilities - Electric & Gas-4.7%
AES Corporation
   8.75%, 5/15/13(a)..............   B1             $ 65   $        72,313
   9.00%, 5/15/15(a)..............   B1              205           228,063
   10.00%, 7/15/05(a).............   Ba3             198           201,258
Calpine Corp.
   8.50%, 7/15/10(a)..............   NR              705           553,425
Northwest Pipeline Corp.
   8.125%, 3/01/10................   B1              255           287,194
NRG Energy, Inc.
   8.00%, 12/15/13(a).............   B2              450           472,500
Or mat Funding Corp.
   8.25%, 12/30/20(a).............   NR              380           360,591
PG&E Corp.
   6.875%, 7/15/08................   NR              110           119,350
SEMCO Energy, Inc.
   7.75%, 5/15/13.................   Ba2             250           262,500
Southern Natural Gas Co.
   7.35%, 2/15/31.................   B1              425           411,188
   8.875%, 3/15/10................   B1              340           382,500
The Williams Companies, Inc.
   7.625%, 7/15/19................   B3              975         1,053,000
   8.625%, 6/01/10................   B3              425           493,000
                                                           ---------------
                                                                 4,896,882
                                                           ---------------
Total Corporate Obligations
   (cost $78,662,468).............                              81,147,434
                                                           ---------------
Yankee Obligations-1.2%
Fairfax Financial Holdings
   7.375%, 4/15/18................   Ba3             190           170,525
   7.75%, 4/26/12.................   Ba3             265           257,712
   8.25%, 10/01/15................   Ba3             100            97,500
Innova S. de R.L.
   9.375%, 9/19/13................   B2              365           397,850
   12.875%, 4/01/07...............   B2              128           130,771
Royal & Sun Alliance Insurance
   Group PLC
   8.95%, 10/15/29................   Ba2             205           244,733
                                                           ---------------
Total Yankee Obligations
   (cost $1,121,649)..............                               1,299,091
                                                           ---------------
NON-CONVERTIBLE PREFERRED
   STOCK-0.9%
Sovereign Real Estate
   Investment Trust
   12.00%(a)......................   Ba1             650           962,000
                                                           ---------------
Total Non-Convertible Preferred Stock
   (cost $713,375)................                                 962,000
                                                           ---------------


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 15

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-2.6%
Time Deposit-2.6%
State Street Bank & Trust Co.
   0.85%, 9/01/04
   (cost $2,746,000)..............               $ 2,746   $     2,746,000
                                                           ---------------
Total Investments-184.0%
   (cost $189,229,706)............                             192,907,150
Other assets less liabilities-1.8%                               1,941,198
Preferred Stock
   at redemption value-(85.8%)....                             (90,000,000)
                                                           ---------------
Net Assets Applicable to Common
   Shareholders-100.0%(e).........                         $   104,848,348
                                                           ===============


+   Unaudited

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2004, the aggregate market value of these securities amounted to $23,886,228 or 22.8% of net assets applicable to common shareholders.

(b) Indicates a security has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(c) Security is in default and is non-income producing.

(d) Illiquid security, valued at fair value (See Note A).

(e) Portfolio percentages are calculated based on net assets applicable to common shareholders.

    Glossary:
    NR-Not Rated.

    See notes to financial statements


--------------------------------------------------------------------------------
16 o ACM Managed Income Fund

STATEMENT OF ASSETS & LIABILITIES
August 31, 2004

Assets
Investments in securities, at value (cost $189,229,706).   $   192,907,150
Cash....................................................             1,124
Interest and dividends receivable.......................         2,051,333
Receivable for investment securities sold...............           146,012
Prepaid expenses........................................            13,437
                                                           ---------------
Total assets............................................       195,119,056
                                                           ---------------
Liabilities
Advisory fee payable....................................           109,877
Administrative fee payable..............................            20,289
Accrued expenses and other liabilities..................           140,542
                                                           ---------------
Total liabilities.......................................           270,708
                                                           ---------------
Preferred Stock, at redemption value
$.01 par value per share; 1,900 shares Remarketed
   Preferred Stock authorized, 900 shares issued and
   outstanding at $100,000 per share liquidation
   preference...........................................        90,000,000
                                                           ---------------
Net Assets Applicable to Common Shareholders............   $   104,848,348
                                                           ===============
Composition of Net Assets Applicable to
Common Shareholders
Common stock, $.01 par value per share; 299,998,100
   shares authorized, 25,300,262 shares issued and
   outstanding..........................................   $       253,003
Additional paid-in capital..............................       210,964,688
Distributions in excess of net investment income........        (4,053,156)
Accumulated net realized loss on investment
   transactions.........................................      (105,993,631)
Net unrealized appreciation of investments..............         3,677,444
                                                           ---------------
Net Assets Applicable to Common Shareholders............   $   104,848,348
                                                           ===============
Net Asset Value Applicable to Common Shareholders
   (based on 25,300,262 common shares outstanding)......             $4.14
                                                                     =====


See notes to financial statements.


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 17

STATEMENT OF OPERATIONS
Year Ended August 31, 2004

Investment Income
Interest...............................  $    11,369,319
Dividends..............................           31,692   $    11,401,011
                                         ---------------
Expenses
Advisory fee...........................        1,267,216
Administrative fee.....................          363,743
Remarketed Preferred Stock--
   remarketing agent's fees............          233,750
Audit and legal........................          146,730
Transfer agency........................           55,692
Custodian..............................           44,702
Directors' fees and expenses...........           37,825
Printing...............................           35,268
Registration fees......................           28,419
Miscellaneous..........................           37,340
                                         ---------------
Total expenses.........................        2,250,685
Less: expenses reimbursed by the adviser
   (see Note B)........................           (1,125)
                                         ---------------
Net expenses...........................                          2,249,560
                                                           ---------------
Net investment income..................                          9,151,451
                                                           ---------------
Realized and Unrealized Gain on
Investments
Net realized gain on investment
   transactions........................                          2,391,352
Net change in unrealized
   appreciation/depreciation
   of investments......................                            938,870
                                                           ---------------
Net gain on investments................                          3,330,222
                                                           ---------------
Dividends to Remarketed Preferred
Shareholders from
Net investment income..................                         (1,124,802)
                                                           ---------------
Net Increase in Net Assets Applicable to
   Common Shareholders Resulting
   from Operations.....................                    $    11,356,871
                                                           ===============


See notes to financial statements.


--------------------------------------------------------------------------------
18 o ACM Managed Income Fund

STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS


                                            Year Ended       Year Ended
                                            August 31,       August 31,
                                               2004             2003
                                         ---------------   ---------------
Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income..................  $     9,151,451   $     9,686,265
Net realized gain (loss) on investment
   transactions........................        2,391,352        (1,966,448)
Net change in unrealized
   appreciation/depreciation
   of investments......................          938,870         7,975,380
Dividends to Remarketed Preferred
Shareholders from
Net investment income..................       (1,124,802)       (1,384,470)
                                         ---------------   ---------------
Net increase in net assets applicable to
   Common Shareholders resulting
   from operations.....................       11,356,871        14,310,727
                                         ---------------   ---------------
Dividends to Common
Shareholders from
Net investment income..................      (10,809,460)      (12,359,313)
Tax return of capital..................         (481,652)         (231,780)
Common Stock Transactions
Reinvestment of dividends resulting in the
   issuance of Common Stock............        1,664,721         1,849,709
                                         ---------------   ---------------
Total increase.........................        1,730,480         3,569,343
Net Assets Applicable to
Common Shareholders
Beginning of year......................      103,117,868        99,548,525
                                         ---------------   ---------------
End of year (including distributions in
   excess of net investment income of
   $4,053,156 and $3,357,122,
   respectively).......................  $   104,848,348   $   103,117,868
                                         ===============   ===============


See notes to financial statements.


-------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 19

NOTES TO FINANCIAL STATEMENTS
August 31, 2004

NOTE A
Significant Accounting Policies
ACM Managed Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (OTC) (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices are reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.


--------------------------------------------------------------------------------
20 o ACM Managed Income Fund

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as adjustments to interest income. Additionally, the Fund amortizes premiums on debt securities for financial reporting purposes only.


4. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in conformity with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory, Administrative Fees and Other Transactions with Affiliates
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .65 of 1% of the average adjusted weekly net assets of the Fund. Such fee is accrued daily and paid monthly.

For the year ended August 31, 2004, the Adviser voluntarily agreed to reimburse a portion of certain audit fees related to the investigations described under "Legal Proceedings" below in the amount of $1,125.


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 21

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the year ended August 31, 2004, the Fund reimbursed $685 to AGIS.

Under the terms of an Administrative Agreement, the Fund paid Princeton Administrators, L.P. (the "Administrator") a fee at an annual rate of .20 of 1% of average adjusted weekly net assets of the Fund for the period September 1, 2003 through June 30, 2004. Effective July 1, 2004, this fee was reduced so as to charge the Fund at a reduced annual rate of .12 of 1% of the average adjusted weekly net assets of the Fund but in no event less than $12,500 per month. Such fee is accrued daily and paid monthly. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2004, were as follows:

                                             Purchases          Sales
                                         ---------------   ---------------
Investment securities (excluding
   U.S. government securities).........  $    63,997,250   $    66,470,798
U.S. government securities.............       40,571,088        34,179,805

At August 31, 2004, the cost of investments for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation are as follows:

Cost....................................................   $   193,423,975
                                                           ---------------
Gross unrealized appreciation...........................   $     6,961,825
Gross unrealized depreciation...........................        (7,478,650)
                                                           ---------------
Net unrealized depreciation.............................   $      (516,825)
                                                           ---------------

1. Option Transactions
For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.


--------------------------------------------------------------------------------
22 o ACM Managed Income Fund

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

NOTE D
Common Stock
There are 299,998,100 shares of $.01 par value common stock authorized. There are 25,300,262 shares of common stock issued and outstanding at August 31, 2004. During the year ended August 31, 2004 and the year ended August 31, 2003, the Fund issued 383,116 and 427,840 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE E
Preferred Stock
The Fund has 1,900 shares of Remarketed Preferred Stock authorized. There are 900 shares of Remarketed Preferred Stock issued and outstanding, each at a liquidation value of $100,000 per share plus accumulated, unpaid dividends. The dividend rate on the Remarketed Preferred Stock may change generally every 28 days as set by the remarketing agent. The dividend rate on the Remarketed Preferred Stock is 1.74% and is effective through September 8, 2004.

The redemption of the Fund's remarketed preferred stock is outside of the control of the Fund because it is redeemable upon the occurrence of an event that is not solely within the control of the Fund.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $100,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 23

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F
Securities Lending
The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market values of the securities loaned is deposited and maintained by the borrower with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. As of August 31, 2004, the Fund had no securities on loan.

NOTE G
Risks Involved in Investing in the Fund
Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid


--------------------------------------------------------------------------------
24 o ACM Managed Income Fund
and their prices more volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H
Distributions To Common Shareholders
The tax character of the distributions paid to common shareholders during the fiscal year ended August 31, 2004 and August 31, 2003 were as follows:

                                              2004              2003
                                         --------------   ---------------
Distributions paid from:
   Ordinary income....................   $   10,809,460   $    12,359,313
                                         --------------   ---------------
Total taxable distributions...........       10,809,460        12,359,313
   Tax return of capital..............          481,652           231,780
                                         --------------   ---------------
Total distributions paid..............   $   11,291,112   $    12,591,093
                                         --------------   ---------------

As of August 31, 2004, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Accumulated capital and other losses...................   $  (105,852,518)(a)
Unrealized appreciation/(depreciation).................          (516,825)(b)
                                                          ---------------
Total accumulated earnings/(deficit)...................   $  (106,369,343)
                                                          ---------------

(a) On August 31, 2004, the Fund had a net capital loss carryforward for federal income tax purposes of $105,852,518 of which $697,447 expires in the year 2007, $30,192,284 expires in the year 2008, $35,940,601 expires in the year 2009, $28,986,731 expires in the year 2010, $10,023,463 expires in the year 2011 and $11,992 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.

During the current fiscal year, permanent differences, primarily due to the tax character of paydown gains/losses, tax return of capital and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investments and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE I
Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 25

("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market timing and late trading in the District of Maryland. Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAGOrder"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and


--------------------------------------------------------------------------------
26 o ACM Managed Income Fund

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 27
all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


--------------------------------------------------------------------------------
28 o ACM Managed Income Fund

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                                        Year Ended August 31,
                                                   -------------------------------------------------------------
                                                         2004         2003        2002(a)      2001         2000
                                                   -------------------------------------------------------------
Net asset value, beginning of year                     $ 4.14      $  4.06     $  4.71      $  5.31       $ 6.34
                                                   -------------------------------------------------------------
Income From Investment Operations
Net investment income(b).........................         .36(c)       .39         .54          .74          .93
Net realized and unrealized gain (loss)
on investment transactions.......................         .13          .26        (.59)        (.58)        (.72)
Dividends to preferred shareholders from
  Net investment income (common stock
     equivalent basis)...........................        (.04)        (.06)       (.09)        (.22)        (.24)
                                                   -------------------------------------------------------------
Net increase (decrease) in net asset value
   from operations...............................         .45          .59        (.14)        (.06)        (.03)
                                                   -------------------------------------------------------------
Less: Dividends and Distributions to
   Common Shareholders
Dividends from net investment income ............        (.43)        (.50)       (.50)        (.43)        (.85)
Tax return of capital............................        (.02)        (.01)       (.01)        (.11)        (.15)
                                                   -------------------------------------------------------------
Total dividends and distributions to
   common shareholders...........................        (.45)        (.51)       (.51)        (.54)       (1.00)
                                                   -------------------------------------------------------------
Net asset value, end of year.....................       $4.14        $4.14     $  4.06      $  4.71   $     5.31
                                                   -------------------------------------------------------------
Market value, end of year........................       $4.03        $4.61     $  4.33      $  4.93   $   6.3125
                                                   -------------------------------------------------------------
Premium/(Discount)...............................       (2.66)%      11.35%       6.65%        4.67%       18.88%
Total Return
Total investment return based on:(d)
Market value.....................................       (3.08)%      19.74%      (1.17)%     (12.86)%     (13.66)%
Net asset value..................................       10.88%       14.68%      (3.01)%      (1.02)%      (1.00)%
Ratios/Supplemental Data
Net assets applicable to common shareholders,
   end of period (000's omitted).................    $104,848     $103,118     $99,549     $113,748     $126,358
Preferred Stock, at redemption value
   ($100,000 per share liquidation
   preference) (000's omitted)...................     $90,000      $90,000     $90,000      $95,000      $95,000
Ratios to average net assets applicable to
   common shareholders of:
   Expenses(e) ..................................        2.14%(c)     2.28%       2.31%        3.26%        2.23%
   Expenses, excluding interest expense(e) ......        2.14%(c)     2.28%       2.19%        2.10%        1.91%
   Net investment income, before preferred
     stock dividends(e)..........................        8.72%(c)     9.46%      12.56%       15.09%       16.47%
   Preferred stock dividends.....................        1.07%        1.35%       2.19%        4.49%        4.26%
   Net investment income, net of preferred
     stock dividends.............................        7.65%(c)     8.11%      10.37%       10.60%       12.21%
Portfolio turnover rate..........................          53%          97%         99%         248%         383%
Asset coverage ratio.............................         216%         215%        211%         220%         233%


See footnote summary on page 30.


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 29

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.05, decrease net realized and unrealized loss on investments by $0.05 and decrease the ratios of net investment income before and net preferred stock dividends to average net assets applicable to common shareholders from 13.78% and 11.58% to 12.56% and 10.37%, respectively. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

(c) Net of audit expenses reimbursed by the Adviser. The expense ratio before reimbursement was 2.14%.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e) The expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.


--------------------------------------------------------------------------------
30 o ACM Managed Income Fund

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Directors of ACM Managed Income Fund, Inc.
We have audited the accompanying statement of assets and liabilities of ACM Managed Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Income Fund, Inc. at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
October 4, 2004


TAX INFORMATION (unaudited)


For the fiscal year ended August 31, 2004 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconcilation Act of 2003. The Fund designates a maximum amount of $31,692 as qualified dividend income, which is taxed at a maximum rate of 15%. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 31

ADDITIONAL INFORMATION
(unaudited)


ACM Managed Income Fund
Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

     (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

     (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price ex ceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer share than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all Transactions in the account, including information needed by shareholders for tax records. Shares in


--------------------------------------------------------------------------------
32 o ACM Managed Income Fund
the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholders' proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to -the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund.


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 33

ADDITIONAL INFORMATION
(unaudited)

Supplemental Proxy Information
A Special Meeting of Shareholders of ACM Managed Income Fund, Inc. was held on March 25, 2004. The description of each proposal and number of shares voted at the meeting are as follows:



                                                                     Authority
                                                   Voted For          Withheld
================================================================================

1. To elect directors   Class One Nominees
                        (terms expire in 2007)

                        John H. Dobkin            19,866,433            558,654
                        Clifford L. Michel        19,867,065            558,022
                        Donald J. Robinson        19,862,860            562,227

                        Class Three Nominee
                        (term expires in 2006)

                        Marc O. Mayer             19,844,482            580,605


--------------------------------------------------------------------------------
34 o ACM Managed Income Fund

BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Dr. James M. Hester(1)
Donald J. Robinson(1)

OFFICERS

Paul J. DeNoon, Vice President
Matthew D.W. Bloom(2), Vice President
James E. Kennedy, Jr.(2), Vice President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vince S. Noto, Controller


Administrator
Princeton Administrators, L.P.
P.O.Box 9095
Princeton, NJ 08543-9095

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Common Stock:
Dividend Paying Agent,
Transfer Agent And Registrar
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock:
Dividend Paying Agent,
Transfer Agent And Registrar
Bank of New York
385 Rifle Camp Road
West Paterson, NJ 07424

Independent Registered
Public Accounting Firm
Ernst& Young LLP
5 Times Square
New York,NY 10036


--------------------------------------------------------------------------------

(1) Member of the Audit Committee
    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.
    This report, including the financial statements therein, is transmitted to the shareholders of ACMManaged Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

(2) Messrs. Bloom and Kennedy are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 35

MANAGEMENT OF THE FUND

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                        PORTFOLIOS
                                                                          IN FUND            OTHER
NAME, AGE OF DIRECTOR,                 PRINCIPAL                           COMPLEX        DIRECTORSHIPS
      ADDRESS                        OCCUPATION(S)                      OVERSEEN BY        HELD BY
(YEARS OF SERVICE*)               DURING PAST 5 YEARS                     DIRECTOR         DIRECTOR
-------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR
Marc O. Mayer,**, 47            Executive Vice President of ACMC             68              None
1345 Avenue of the              since 2001; prior thereto, Chief
Americas                        Executive Officer of Sanford C.
New York, NY 10105              Bernstein &Co., LLC and its
(Elected Novmber 18,            predecessor since prior to1999.
2003)

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #+,72    Investment Adviser and an                   116             None
2 Soundview Drive               independent consultant. He
Suite 100                       was formerly Senior Manager
Greenwich, CT 06830             of Barrett Associates, Inc., a
(6)                             registered investment adviser,
Chairman of the Board           with which he had been associated
                                since prior to 1999. He was formerly
                                Deputy Comptroller and Chief
                                Investment Officer of the State of
                                New York and, prior thereto, Chief
                                Investment Officer of the New York
                                Bank for Savings.

Ruth Block, ***#+, 73           Formerly an Executive Vice                   96             None
500 SE Mizner Blvd.             President and Chief Insurance
Boca Raton, FL 33432            Officer of The Equitable Life
(16)                            Assurance Society of the United
                                States; Chairman and Chief Executive
                                Officer of Evlico; Director of Avon,
                                BP (oil and gas), Ecolab, Incorporated
                                (specialty chemicals), Tandem Financial
                                Group, and Donaldson, Lufkin & Jenrette
                                Securities Corporation. Former Governor
                                at Large-National Asociation of Securities
                                Dealers, Inc.

David H. Dievler, #+, 74        Independent consultant. Until               100             None
P.O. Box 167                    December 1994, he was Senior
Spring Lake, NJ 07762           Vice President of ACMC responsible
(16)                            for mutual fund administration.
                                Prior to joining ACMC in 1984, he was
                                Chief Financial Officer of Eberstadt
                                Asset Management since 1968. Prior to
                                that, he was Senior Manager at Price
                                Waterhouse & Co. Member of the American
                                Institute of Certified Public Accountants
                                since 1953.


--------------------------------------------------------------------------------
36 o ACM Managed Income Fund

                                                                        PORTFOLIOS
                                                                          IN FUND            OTHER
NAME, AGE OF DIRECTOR,                PRINCIPAL                           COMPLEX        DIRECTORSHIPS
      ADDRESS                        OCCUPATION(S)                      OVERSEEN BY        HELD BY
(YEARS OF SERVICE*)               DURING PAST 5 YEARS                     DIRECTOR         DIRECTOR
-------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #+, 62          Consultant. He was formerly                 98              None
P.O. Box 12                     President of Save Venice, Inc.
Annandale, NY 12504             from 2001-2002, Senior Advisor
(6)                             from June 1999-June 2000 and
                                President of Historic Hudson Valley
                                (historic preservation) from December
                                1989 - May 1999. Previously, Director
                                of the National Academy of Design. During
                                1988-92, he was Director and Chairman of
                                the Audit Committee of ACMC.

Dr. James M. Hester, #+, 80     Formerly President of The Harry             11              None
25 Cleveland Lane               Frank Guggenheim Foundation,
Princeton, NJ 08540             New York University and the New
(16)                            York Botanical Garden. Formerly
                                Rector of the United Nations University
                                and Vice Chairman of the Board of the
                                Federal Reserve Bank of New York.

Donald J. Robinson, #+, 70      Senior Counsel to the law firm of           96              None
98 Hell's Peak Road             Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                since prior to 1999. Formerly a
(8)                             senior partner and a member of the
                                Executive Committee of that firm. He was
                                also a member and Chairman of the Municipal
                                Securities Rulemaking Board and a
                                Trustee of the Museum of the City of New York.


*   There is no stated term of office for the Fund's directors.

** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC, the Fund's investment adviser.

*** Ms. Block may have been an "interested person," as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA, having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

#   Member of the Audit Committee.

+   Member of the Nominating Committee.

--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 37

Officers of the Fund
Certain information concerning the Fund's Officers is listed below.


    Name,                   Principal Position(s)        Principal Occupation
Address* and Age             Held with Fund               During Past 5 Years
------------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 47             President                  See biography above.

Paul J. DeNoon, 42            Vice President             Senior Vice President of ACMC**,
                                                         with which he has been associated since
                                                         prior to 1999.

Mathew D.W. Bloom, 48         Vice President             Senior Vice President of ACMC**, with
                                                         which he has been associated since prior to 1999.

James E. Kennedy, Jr., 44     Vice President             Senior Vice President of ACMC**, with
                                                         which he has been associated since
                                                         prior to 1999.

Philip L. Kirstein, 59        Senior Vice President      Senior Vice President, Independent
                              and Independent            Compliance Officer-Mutual Funds of
                              Compliance Officer         ACMC** with which he has been associated
                                                         since October 2004. Prior thereto, he was Counsel
                                                         of Kirkpatrick &Lockhart, LLP from 2003 to October
                                                         2004, and General Counsel and First Vice President
                                                         of Merrill Lynch Investment Managers since prior to 1999.

Mark R. Manley, 42            Secretary                  Senior Vice President, Deputy General Counsel and
                                                         Chief Compliance Officer of ACMC**, with which he has
                                                         been associated since prior to 1999.

Mark D. Gersten, 54           Treasurer and Chief        Senior Vice President of AGIS** and a
                              Financial Officer          Vice President of ABIRM**, with which he
                                                         has been associated since prior to 1999.

Vincent S. Noto, 39           Controller                 Vice President of AGIS**, with which
                                                         he has been associated since prior to 1999.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

--------------------------------------------------------------------------------
38 o ACM Managed Income Fund

ALLIANCEBERNSTEIN FAMILY OF FUNDS


================================================================================
  Wealth Strategies Funds
  Balanced Wealth Strategy
  Wealth Appreciation Strategy
  Wealth Preservation Strategy
  Tax-Managed Balanced Wealth Strategy*
  Tax-Managed Wealth Appreciation Strategy
  Tax-Managed Wealth Preservation Strategy**

================================================================================
  Blended Style Funds
  U.S. Large Cap Portfolio
  International Portfolio
  Tax-Managed International Portfolio

================================================================================
  Growth Funds
  Domestic
  Growth Fund
  Health Care Fund
  Mid-Cap Growth Fund
  Premier Growth Fund
  Small Cap Growth Fund
  Technology Fund

  Global & International
  All-Asia Investment Fund
  Global Research Growth Fund
  Global Small Cap Fund
  Greater China '97 Fund
  International Premier Growth Fund
  New Europe Fund
  Worldwide Privatization Fund

  Select Investor Series
  Biotechnology Portfolio
  Premier Portfolio
  Technology Portfolio

================================================================================
  Value Funds
  Domestic
  Balanced Shares
  Disciplined Value Fund
  Growth & Income Fund
  Real Estate Investment Fund
  Small Cap Value Fund
  Utility Income Fund
  Value Fund

  Global & International
  Global Value Fund
  International Value Fund

================================================================================
  Taxable Bond Funds
  Americas Government Income Trust
  Corporate Bond Portfolio
  Emerging Market Debt Fund
  Global Strategic Income Trust
  High Yield Fund
  Multi-Market Strategy Trust
  Quality Bond Portfolio
  Short Duration Portfolio
  U.S. Government Portfolio

================================================================================
  Municipal Bond Funds
  National
  Insured National
  Arizona
  California
  Insured California
  Florida
  Massachusetts
  Michigan
  Minnesota
  New Jersey
  New York
  Ohio
  Pennsylvania
  Virginia

================================================================================
  Intermediate Municipal Bond Funds
  Intermediate California
  Intermediate Diversified
  Intermediate New York

================================================================================
  Closed-End Funds
  All-Market Advantage Fund
  ACM Income Fund
  ACM Government Opportunity Fund
  ACM Managed Dollar Income Fund
  ACM Managed Income Fund
  ACM Municipal Securities Income Fund
  California Municipal Income Fund
  National Municipal Income Fund
  New York Municipal Income Fund
  The Spain Fund
  World Dollar Government Fund
  World Dollar Government Fund II

--------------------------------------------------------------------------------

We also offer Exchange Reserves,+ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.


For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*   Formerly Growth Investors Fund.
**  Formerly Conservative Investors Fund.
+ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 39

SUMMARY OF GENERAL INFORMATION



ACM Managed Income Fund
Shareholder Information
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "AMF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distribution in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company, N.A. at (800) 219-4218.


--------------------------------------------------------------------------------
40 o ACM Managed Income Fund

ACM MANAGED INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] AllianceBernstein(SM)
       Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


MIFAR0804

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release review and preferred stock maintenance testing; and (iii) tax compliance, tax advice and tax return preparation.

                                                         Audit-Related
                                           Audit Fees      Fees         Tax Fees

ACM Managed Income Fund, Inc.     2003        49,000        26,371       17,521
                                  2004        51,000        22,535       28,743


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, [which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70] ("Service Affiliates"):


                                                                    Total Amount of
                                                                   Foregoing Column
                                                                  Pre-approved by the
                                                                    Audit Committee
                                             All Fees for        (Portion Comprised of
                                          Non-Audit Services      Audit Related Fees)
                                           Provided to the       (Portion Comprised of
                                        Portfolio, the Adviser         Tax Fees)
                                        and Service Affiliates

ACM Managed Income Fund, Inc.   2003            882,657                    330,892
                                                                         ( 313,371)
                                                                         (  17,521)
                                2004          1,103,010                    301,278
                                                                         ( 272,535)
                                                                         (  28,743)


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of Jr. 1934. The audit committee members are as follows:

               Ruth Block                   William H. Foulk,
               David H. Dievler             Dr. James M. Hester
               John H. Dobkin               Donald J. Robinson


ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted the following proxy voting policies and procedures of its investment adviser, Alliance Capital Management L.P.



[Insert PROXY PROCEDURES]



ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A in its proxy statement filed with the Commission on February 23, 2004.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         EXHIBIT NO.         DESCRIPTION OF EXHIBIT
         -----------         ----------------------
         11 (a) (1)          Code of ethics that is subject to the
                             disclosure of Item 2 hereof

         11 (b) (1)          Certification of Principal Executive Officer
                             Pursuant to Section 302 of the Sarbanes-Oxley
                             Act of 2002

         11 (b) (2)          Certification of Principal Financial Officer
                             Pursuant to Section 302 of the Sarbanes-Oxley
                             Act of 2002

         11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ACM Managed Income Fund, Inc.

By:      _______________
         Marc O. Mayer
         President

Date:    November 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      __________________
         Marc O. Mayer
         President

Date:    November 1, 2004

By:       __________________
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    November 1, 2004